SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    February 22, 2000

              Date of Earliest Event Reported:  February 15, 2000


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On February 15, 2000, Registrant issued a press release announcing a strategic plan aimed at focusing the Company on its frames and wall decor, home furnishings and consumer direct operations. The plan involves selling Tandycrafts' non-core Gifts and Office Supply divisions and completing certain significant operating improvements in the Company's core businesses in 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               --------  -------------------------------------------

                 99 Copy of press release announcing a strategic plan aimed at focusing the Company on its frames and wall decor, home furnishings and consumer direct operations. The plan involves selling Tandycrafts' non-core Gifts and Office Supply divisions and completing certain significant operating improvements in the Company's core businesses in 2000.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.

Date:  February 22, 2000                  By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  February 22, 2000                  By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, President
                                             and Chief Operating Officer